POWER OF ATTORNEY

	Know all by these presents, that the
undersigned hereby constitutes
and appoints each of Vernon G. Baker, II and Bonnie Wilkinson, signing singly, the undersigned's true and lawful attorney-in-fact to:

(1) execute for and on behalf of the
undersigned, in the undersigned's
capacity as a director and/or an
executive who is or may be
considered to be an officer
as defined for purposes of Section 16
of the Securities Exchange Act
of 1934 (the Act) and the rules
thereunder) of ArvinMeritor, Inc.
the Company), Forms 3, 4 and
5 in accordance with Section 16(a)
of the Act and the rules thereunder;
	(2)	do and perform any and
all acts for and on behalf of the
undersigned which may be necessary
or desirable to complete
and execute any such Form 3, 4
or 5 and timely file such form
with the United States Securities
and Exchange Commission and
any stock exchange or similar
authority; and
	(3)	take any other action of
any type whatsoever in connection with
the foregoing which, in the opinion
of such attorney-in-fact, may
be of benefit to, in the best
interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

	The undersigned hereby grants
to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Act and the rules thereunder.

	This Power of Attorney shall remain in
full force and effect until the
undersigned's filing of Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company is no longer either required or deemed advisable in the opinion of the Company's General
Counsel, unless earlier revoked by the
undersigned in a signed writing delivered to the Company's Office of the Secretary for distribution to each of the foregoing attorneys-in-fact.

	IN WITNESS WHEREOF, the undersigned
has caused this Power of Attorney to be
executed as of this 17th day of September, 2003.


	/s/ Brian P. Casey	Signature

 	Brian P. Casey
	Print Name